UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

CENTERSTATE BANK CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Florida	000-32017	59-3606741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (863) 293-4710

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CSFL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures below under 8.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

Pursuant to the previously announced offering of $200,000,000 aggregate principal amount of 5.750% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”) to be issued by CenterState Bank Corporation (the “Company”), the Company and U.S. Bank National Association, as trustee entered into an Indenture dated as of May 29, 2020 (the “Base Indenture”) and a First Supplemental Indenture dated as of May 29, 2020 to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), providing for the issuance of the Notes.

The Notes initially shall bear interest at an initial rate of 5.750% per annum, payable semiannually in arrears on June 1 and December 1 of each year, commencing on December 1, 2020. The last interest payment date for the fixed rate period will be June 1, 2025. From and including June 1, 2025 to, but excluding, June 1, 2030 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to the Benchmark rate (which is expected to be Three-Month Term SOFR), each as defined in and subject to the provisions of the Indenture, plus 561.7 basis points, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 2025. Notwithstanding the foregoing, in the event that the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may redeem the Notes at such times and at the redemption prices as provided for in the Indenture.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-238144) filed by the Company. Opinions of counsel for the Company are filed as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 4.1	Indenture dated as of May 29, 2020, between CenterState Bank Corporation and U.S. Bank National Association, as Trustee.

Exhibit 4.2	First Supplemental Indenture dated as of May 29, 2020, between CenterState Bank Corporation and U.S. Bank National Association, as Trustee.

Exhibit 5.1	Opinion of Davis Polk & Wardwell LLP.

Exhibit 5.2	Opinion of Beth S. DeSimone, Esq.

Exhibit 23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

Exhibit 23.2	Consent of Beth S. DeSimone, Esq. (included in Exhibit 5.2).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ William E. Matthews, V
William E. Matthews, V
Executive Vice President and
Chief Financial Officer

Date: May 29, 2020